SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                December 30, 1998

      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of December 1, 1998, providing for the issuance of
          Structured Asset Securities Corporation Mortgage Pass-Through
                         Certificates, Series 1998-ALS2)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                 333-47499                    74-2440850
---------------------------      ------------              -------------------
State or Other Jurisdiction      (Commission               (I.R.S. Employer
    Of Incorporation)            File Number)              Identification No.)

             200 Vesey Street
            New York, New York                    10285
            ---------------------              ----------
            (Address of Principal              (Zip Code)
              Executive Offices)

       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------'

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $254,490,348 in aggregate principal amount of Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-ALS2 on December 30, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated December 23, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 1998,
                                -----------
among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AP, Class 2-A, Class 2-AP, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $259,686,395.01 as of December 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated December 23, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

     4.1 Trust Agreement, dated as of December 1, 1998, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of December 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

     99.3* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES
                                              CORPORATION



                                            By: /s/ Joseph Kelly
                                                ------------------------
                                                Name:  Joseph Kelly
                                                Title:  Vice President

Dated:  December 13, 1998

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description                                          Page No.
----------       -----------                                          --------
1.1              Terms Agreement, dated December 23, 1998,
                 between Structured Asset Securities Corporation and Lehman Brothers Inc.

4.1 Trust Agreement, dated as of December 1, 1998, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2             Servicing Agreement, dated as of December 1,
                 1998, between Lehman Capital, A Division of
                 Lehman Brothers Holdings Inc., and Aurora Loan
                 Services  Inc., as servicer.

99.3*            Flow Servicing Agreement, dated as of
                 September 1, 1997, between Lehman Capital, A
                 Division of Lehman Brothers Holdings Inc., and
                 Aurora Loan Services Inc., as servicer.






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*   Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).